SCUDDER
                                                                     INVESTMENTS



Scudder Emerging Markets Debt Fund

Supplement to the currently effective prospectus

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The Board of Trustees of Scudder Emerging Markets Debt Fund has approved the cessation of operations of the fund effective on or before November 30, 2004 (the "Closing Date"). Accordingly, the fund will redeem involuntarily the shares of any fund shareholder outstanding on or before the Closing Date but not before October 22, 2004. Shareholders may exchange into another Scudder fund or redeem their shares prior to the Closing Date. Shareholders who elect to redeem their shares prior to the Closing Date will receive the net asset value per share for all shares they own. Shareholders whose shares are redeemed involuntarily by the fund on or before the Closing Date will receive the net asset value per share for all shares they own on the date of such redemption. The redemption of shares may be a taxable event for shareholders other than those shareholders whose shares are held through a qualified defined contribution, defined benefit or other qualified retirement vehicle ("Qualified Plans").

In conjunction with approving the cessation of operations of the fund, the Board of Trustees of the fund further approved closing the fund to new investments effective as of the close of business on August 6, 2004. Core Plus and Global Aggregate shareholders may continue to purchase shares in the fund until the Closing Date. Qualified Plans that currently offer the fund as an investment option may continue to offer it to their participants until the Closing Date.







               Please Retain This Supplement for Future Reference





August 11, 2004